UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                     FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 9, 2007

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                      Utilicraft Aerospace Industries, Inc.

             (Exact name of registrant as specified in its charter)

               Nevada                   333-128758               20-1990623
 (State or other jurisdiction of    (Commission File           (IRS Employer
           incorporation)                Number)             Identification No.)


                              7339 Paseo Del Volcan
                          Albuquerque, New Mexico         87121
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: (866)843-1348

                                 Not applicable

          (Former name or former address, if changed since last report)

Check  the   appropriate  box  below  if  the  Form8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
     Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


Effective July 3, 2007, the Board of Directors of the Company elected Randy Moseley as a new member of the Company's Board of Directors. Mr. Moseley has served as the Company's Vice President and Chief Financial Officer since March 26, 2007.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Utilicraft Aerospace Industries, Inc.


Date: July 9, 2007                         By:      /s/ John J. Dupont
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                                                    John J. Dupont
                                                    President and CEO



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